Exhibit 10.1

                   ENCORE COMPUTER CORPORATION

               1985 NONQUALIFIED STOCK OPTION PLAN

     1.   Purpose.  The purpose of this Plan is to advance the

interests of Encore Computer Corporation, a Delaware corporation,

and its present and future subsidiaries (hereinafter collectively referred to as the "Company") by strengthening the ability of the

Company to attract, retain and motivate key employees and

consultants to the Company by providing them with an opportunity to purchase stock of Encore Computer Corporation.  It is intended that this purpose will be effected by the granting of

nonqualified stock options ("options").

     2.   Effective Date.  This Plan originally became effective

on September 24, 1985, and has been amended from time to time thereafter.  Although options with respect to such additional shares may be granted before such approval, no option may be exercised until such approval is obtained and such options will be null and void if such approval is not obtained.

     3.   Stock Subject to the Plan.  The shares with respect to

which options may be granted under this Plan shall not exceed in the aggregate 24,000,000 shares of the $.01 par value, common stock of the Company (the "Shares"); provided, however, that such maximum number of Shares shall be reduced by the number of any

Shares that are made subject to options (which have not

subsequently expired or been terminated prior to exercise)

pursuant to the Encore Computer Corporation 1983 Incentive Stock

Option Plan.  Any Shares subject to an option under this Plan which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an option under the Plan.

In addition, any Shares purchased by an optionee upon exercise of an option under this Plan which are subsequently repurchased by the Company pursuant to the terms of such option may again be the subject of an option under the Plan.  The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4.   Administration.  This Plan shall be administered by the

Board of Directors or, to the extent delegated by the Board of

Directors, a compensation or stock option committee (the

"Committee").  Subject to the provisions of this Plan, the Board of Directors or such a committee shall have full power to

construe and interpret the Plan and to establish, amend and

rescind rules and regulations for its administration.  Any

decisions made with respect thereto shall be final and binding on the Company, the optionees and all other persons.

     5.   Eligible Optionees.  Stock options may be granted to

such key employees (including members of the Board of Directors of the Company who are also employees) and consultants to the

Company, as are selected by the Board of Directors or Committee.

     Notwithstanding anything to the contrary herein, discretion as to the selection of any director or officer of Encore Computer

Corporation to whom options may be granted hereunder, and the determination of the number of shares covered by options granted


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hereunder to any director or officer of the Encore Computer

Corporation, shall be exercised only as follows:

          (i)  with respect to participation of directors:

               (a) by the Board of Directors, if a majority of such Board of Directors and a majority of such Board of Directors acting in the matter, are "disinterested persons," as such term is defined in Rule 16b-3(d)(3) of the Securities Exchange Act of 1934; or (b) by, or in accordance with the recommendation of, a committee to which the Board of Directors has delegated its authority, if such committee consists of three or more persons having full authority to act in the matter and all of such persons are "disinterested persons," as defined above;

          (ii) with respect to the participation of officers who are not directors:

               (a) by the Board of Directors or a committee of three or more directors; or (b) by, or in accordance with the recommendation of, a committee of three or more persons having full authority to act in the matter, all of the members of which committee are "disinterested persons," as defined above.

     6.   Duration of the Plan.  This Plan shall terminate ten

(10) years from the original effective date hereof, unless

terminated earlier pursuant to Paragraph 11 hereafter, and no options may be granted thereafter.

     7.   Terms and Conditions of Options.  Options granted under

this Plan shall be evidenced by stock option agreements in such form and containing such terms and conditions as the Board of

Directors or Committee shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:




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          (a)  Price.  The purchase price per Share payable upon

the exercise of each option granted hereunder shall be determined by the Board of Directors or Committee at the time the option is granted, but such price per Share shall in no event be less than

50% of the fair market value of a Share on the date of grant.

          (b)  Number of Shares.  Each option agreement shall

specify the number of Shares to which it pertains.

          (c)  Exercise of Options.  Each option shall be

exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Board of Directors or Committee may determine at the time it grants such option;

provided, however, that no option shall be exercisable with

respect to any Shares later than ten (10) years after the date of the grant of such option.

          (d)  Notice of Exercise and Payment.  An option shall

be exercisable only by delivery of a written notice to the

Treasurer of Encore Computer Corporation, or any other officer of the Company designated by the Board of Directors or Committee to accept such notices on its behalf, specifying the number of

Shares for which it is exercised.  If the offering of said Shares is not at that time effectively registered under the Securities

Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the

Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution, and acknowledging that the optionee is familiar


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with any restrictions on the resale of the Shares under

applicable securities laws.  Payment shall be made in full at the time the option is exercised.  Payment shall be made either (i)

in cash, (ii) by check, (iii) if permitted by the Board of

Directors or Committee, by delivery and assignment to the Company of shares of Company stock having a fair market value (as

determined by the Board of Directors or Committee) equal to the exercise price, (iv) if permitted by the Board of Directors or

Committee, by promissory note, or (v) by a combination of (i),

(ii), (iii), or (iv).

          (e)  Non-Transferability.  No option shall be

transferable by the optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him.

          (f)  Termination of Options.  Each option shall

terminate and may no longer be exercised if the optionee ceases for any reason to perform services for the Company in accordance with the following provisions:

       (i) if the optionee's ceases to perform services for the Company by reason of resignation or other voluntary action of the optionee, or if the Company determines that it no longer wishes to engage the optionee's services and makes such determination based on cause, the option shall terminate at the time of such resignation or termination and may not be exercised thereafter;

      (ii) if the optionee ceases to perform services for the Company for any reason other than cause resignation or other voluntary action before he is eligible to retire, death or disability (as defined below); he may, at any time within a period of three (3) months after he ceased to perform services, exercise the option to the

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               extent that the option was exercisable by him on
               the date on which he ceased to perform services for the Company;

     (iii) if the optionee ceases to perform services for the Company because of disability within the meaning of Section 22(e)(3) of the Code, he may, at any time within a period of one (1) year after he ceases to perform services, exercise the option to the extent that the option was exercisable by him on the date he ceased to perform services; and

      (iv) if the optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to Paragraph 7(e) hereof may, at any time within a period of one (1) year after the optionee's death, exercise the option to the extent the optionee might have exercised it at the time of his death;

provided, however, that the Board of Directors or Committee may provide specifically in an option agreement for such other period of time during which an optionee may exercise an option after termination of the optionee's services as the Board of Directors or Committee may approve, subject to the overriding limitation that no option may be exercised to any extent by anyone after the date of expiration of the option.

          (g)  Rights as Shareholder.  The optionee shall have no

rights as a shareholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.

          (h)  Repurchase of Shares by the Company.  Any Shares

purchased by an optionee upon exercise of an option may in the discretion of the Board of Directors or Committee be subject to repurchase by the Company if and to the extent specifically set



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forth in the option agreement pursuant to which the Shares were purchased.

     8.   Stock Dividends; Stock Splits; Stock Combinations;

Recapitalizations.  Appropriate adjustment shall be made by the

Board of Directors or Committee in the maximum number of Shares subject to the Plan and in the number, kind, and option price of

Shares covered by outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations,

recapitalizations and other similar changes in the capital

structure of the Company after the effective date of the Plan.

     9.   Merger; Sale of Assets; Dissolution.  In the event of a

change of the Shares resulting from a merger or similar

reorganization as to which Encore Computer Corporation is the surviving corporation, the number and kind of shares which

thereafter may be optioned and sold under the Plan, and the

number and kind of shares then subject to options granted

hereunder and the option price per share thereof shall be

appropriately adjusted in such manner as the Board of Directors or Committee may deem equitable to prevent dilution or

enlargement of the rights available or granted hereunder.  Except as otherwise determined by the Board of Directors, a merger or a similar reorganization which Encore Computer Corporation does not survive, or a sale of all or substantially all of the assets of

Encore Computer Corporation, shall cause every option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.


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     10.  Definitions.

          (a)  The term "employee" shall have, for purposes of

this Plan, the meaning ascribed to it under Section 3401(c) of the Code and the regulations promulgated thereunder.

          (b)  The term "key employees" refers to those

executive, technical, administrative, managerial or other

employees who are determined by the Board of Directors or

Committee to be eligible for options under this Plan.

          (c)  The term "optionee" means a key employee of or

consultant to the Company to whom an option is granted under this

Plan.

          (d)  The term "subsidiary" shall have, for purposes of

this Plan, the meaning ascribed to it under Section 425(f) of the

Code and the regulations promulgated thereunder.

     11.  Termination or Amendment of Plan.  The Board of

Directors may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the shareholders of the Company, provided:

          (a)  that no such termination or amendment shall

adversely affect or impair any then outstanding option without the consent of the optionee holding such option; and

          (b)  that no such amendment which increases the maximum

number of Shares subject to this Plan, changes the class of

persons eligible to participate in the Plan, or materially

increases the benefits accruing to participants under the Plan shall be effective unless it is approved by the shareholders of


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Encore Computer Corporation not later than the next annual

meeting of shareholders following the date such amendment is adopted by the Board of Directors.
















































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